UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2008

CMR Mortgage Fund II, LLC

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-52903 (Commission File Number)	20-0671528 (IRS Employer Identification No.)

62 First Street, 4th Floor San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

(415) 974-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 7, 2008, CMR Mortgage Fund II, LLC distributed a bulletin to its members.  A copy of the bulletin is attached hereto as Exhibit 99.1 and is by this reference incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	CMR Mortgage Fund II, LLC Bulletin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMR Mortgage Fund II, LLC

	By:	California Mortgage and Realty, Inc., its Manager

Date: April 7, 2008	By:	/s/ James Gala
		Name:	James Gala
		Title:	CEO/CFO

EXHIBIT INDEX

No.	Description

99.1	CMR Mortgage Fund II, LLC Bulletin.